UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22670

Legg Mason Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31,

Date of reporting period: June 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Investment Commentary and Semi-Annual Report	June 30, 2016

LEGG MASON

OPPORTUNITY TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Investment commentary

Market Outlook

Legg Mason Opportunity Trust had a poor second quarter, lagging the market by almost as much as the first quarter. In the second quarter, the S&P 500 Indexi was up and volatility declined. Housing starts surprised the market with their strength. Crude oil continued to gain and the U.S. dollar was stable. Junk bond yields continued contracting ending the quarter at 7.3%, a 27% decline from February’s peak. China seems to have stabilized with positive readings on credit growth and exports. While Brexit (the U.K. referendum to leave the European Union) was a major negative surprise, most major U.S. market indices managed to recoup much of their losses within a week. If you’d asked us a quarter ago the odds Legg Mason Opportunity Trust would underperform by the same magnitude in this environment, we would have said they were very low.

Most of the weakness cannot be explained by fundamental developments. The specialty pharmaceutical companies, Valeant and Endo, which we purchased recently, did face continued headwinds of pricing pressure and some business erosion. However, we believe current expectations fully incorporate these negative developments. We were encouraged by Valeant’s hiring of well respected pharmaceutical executive and industry veteran Joe Papa. Walgreens, Valeant’s new distribution partner, made positive comments about Joe and the relationship so far. In addition, the guidance reset seems conservative.

Outside of specialty pharma, the decline in long-term interest rates will put some pressure on bank and insurance companies’ earnings, if sustained. Outside of that, we believe the performance of the portfolio reflects more of the market structure issues we’ve discussed previously than it does any change in fundamentals.

The breed of contrarian or counter-cyclical traders seems to be virtually extinct. Prop desks, which would step in to provide liquidity, were a casualty of Dodd-Frank. Specialists, who provided a similar function of stepping into the market to take the other side of a trend gone too far, have been replaced by high frequency and algorithmic trading along with decimalization, which do the opposite.

The Investment Commentary is not a part of the Semi-Annual Report.

II	Legg Mason Opportunity Trust

At the same time, the financial crisis heightened the risk management function over that of return-seeking. Hedge fund investors seek volatility of roughly 5% per year, well below the high teens level equities have averaged over many decades and even below the high single digit level seen by corporate bonds.

Most measures to protect against loss take only a few forms: selling (or not buying) based purely on price (stop losses, waiting for price stability to purchase) or the outright purchase of protection (an explicit cost for the investor and selling pressure on the market when banks hedge), typically on the back of market weakness. Even contrarian investors, like ourselves, have implemented such measures. A very successful and highly esteemed hedge fund manager with a style very similar to ours (long-term, intrinsic-value based, contrarian) implemented automatic stop-losses after the financial crisis. This means he sells based purely on price weakness regardless of fundamentals. Who then is left to take the other side?

Not many people. Estimates are that as much as 70% of equity trading is now price reaction based. This means that 70% of the activity driving stock prices doesn’t reflect fundamentals or long-term business value. It is either reaction to news or price, and mostly just noise.

The Friday after Brexit, the market tanked. The following Monday, it continued its decline. That very day our redemptions spiked, particularly in our offshore fund for International clients. We were forced net sellers at some of the most attractive prices of the year. The S&P 500 Index gained each of the following four days that week, ending the week 5.1% above Monday’s close, which only annualizes to a whopping 9476% return! Then the S&P 500 Index went on to reach new all-time highs. So far, selling into that extreme weakness has proven a poor decision.

This knee-jerk reaction to protect against losses at any cost is a remnant of the pain leftover from the financial crisis. It is amazing that the emotions are still so tangible despite the massive bull market we’ve had. Stocks have gained 234% (17.8% average annually) since the lows of 2009 massively outpacing long-term average stock returns. They’ve even done it with below average standard deviation (11.5% vs. 18%). This performance crushed long-term U.S. treasuries 76% total return (8.0% annually) with a 16.9% standard deviation. Details are below in Chart 1.

Chart 1:

Return and Volatility of Stocks vs. Bonds During Bull Market — February 2009 to June 2016
	Total Return Indices
	S&P 500	US Long-Term Treasury Bond	US Investment Grade Bond	US High Yield
Annualized Return (%)	17.8%	8.0%	8.1%	13.1%
Cumulative Return (%)	233.8%	76.1%	76.6%	147.4%
Maximum Drawdown (%)	-18.6%	-18.0%	-6.4%	-12.9%
Standard Deviation (%)	11.5%	16.9%	6.9%	20.6%

Source: Ned Davis

Past performance is no guarantee of future results. An investor cannot invest directly in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges.

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Opportunity Trust	III

Investment commentary (cont’d)

These results haven’t impacted investors’ disdain for equities and appetite for bonds. Equity outflows continue as investors sacrifice return for greater perceived safety. In 2015 and 2016 alone, investors have pulled $167 billion from equity mutual funds and exchange-traded funds (ETFs) while adding $170 billion to bond funds of the same types.

This is a long winded way of saying security prices and investor appetites can, and do, diverge from underlying fundamentals for long time periods. This, we believe, is what we are seeing with Legg Mason Opportunity Trust. This period reminds us of 2011 in many ways.

The main obvious similarity: European issues are central to fears of a global meltdown. Of course, earlier this year it was China and emerging markets that dominated these headlines. Either way, the result is the same. High beta, cyclical names suffer and valuation provides no support.

It is eerie how similar Legg Mason Opportunity Trust’s current drawdown is to that one. In 2011, Legg Mason Opportunity Trust peaked roughly at the start of the year. It took 9 months to reach the low, but the trough in relative performance to the S&P 500 Index (just over 3600 bps (basis pointsii)) occurred after a full year. Most recently, the strategy peaked in July 2015 with the low occurring in February 2016, 7 months later. The relative performance trough was at the end of the second quarter, mostly due to June’s pain. For the 11-month period, the Fund is 3163 bps behind. Similar to 2011, there’s a sharp divergence between prices and fundamentals. Airlines may be the best example. They are some of the worst performers and biggest detractors year-to-date. Unit revenue weakness has weighed on the stocks causing bears to contend 1) industry capacity discipline is a farce and/or 2) it’s late cycle and profits will roll over.

Average annual total returns
(%) as of June 30, 2016
	Quarter	YTD	1 year	3 year	5 year	10 year	Inception	Inception Date
Class I	-9.77	-19.89	-25.76	4.70	8.94	1.85	4.84	6/26/2000
S&P 500 Index	2.46	3.84	3.99	11.66	12.10	7.42	—	—

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Total returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. For the most recent month-end information, please visit www.leggmason.com/mutualfunds.

The Investment Commentary is not a part of the Semi-Annual Report.

IV	Legg Mason Opportunity Trust

We remain believers that the U.S. industry is structurally different from what it was prior to consolidation. Every management team is now focused and incentivized on return on capital, which is a big change from the go-go growth days. Capacity discipline remains intact and the companies are highly profitable. All our holdings generate significant cash flow and are buying back stock.

This is not to say there isn’t competition. There is, and that’s a good thing. It wasn’t very long ago that people were alleging the airlines were colluding to artificially inflate prices. Now they are going to compete themselves back into bankruptcy. We believe the truth lies somewhere in between.

The airlines have still been reporting record profits, despite unit revenue pressures. This will end this quarter given the rebound in oil prices, but we do think profits will remain healthy. We do not believe a recession is imminent, but even if it is, we think the airlines are undervalued in the long-term.

Delta Air Lines (DAL) is the best example. At approximately $36, it trades at 6.1 times what it’s expected to earn this year. It earned a 32% return on capital (ROIC) for the past 12 months. The company has massively deleveraged and improved profitability. At a recent investor event they raised all their long-term profit and free cash flow goals. It now expects to sustain 25%+ ROIC, 15% earnings growth and approximately $5 billion free cash flow annually for the next few years. This means it has a 17.7% free cash flow yield. It’s returning a lot of this cash to shareholders. It has a 1.5% dividend yield, which has doubled over the past 1.5 years. They announced they will increase the dividend by 50% later this year. It’s buying back a lot of stock and has gotten more aggressive at lower levels, which is both sensible and unusual. It has committed to buy back $3 billion over the next year, which equates to more than 10% of shares outstanding at current levels.

But what if the company’s outlook is too optimistic? That’s fine, because it looks cheap even if we’re about to enter a recession. We believe (as does the company) that it will be profitable in the next recession. If it had its current balance sheet in the Great Recession, it would have been close to breakeven excluding merger integration costs. The next recession isn’t likely to be as severe. We estimate it will earn approximately $2.50 per share at the trough. So it trades at 14.5 times TROUGH earnings, compared to the S&P 500 Index at 18x CURRENT earnings. Though we don’t foresee a recession, let’s assume 2016 is peak. If we are right about what it will earn in a recession, mid cycle earnings would be approximately $4.40. Since it will earn its cost of capital through the cycle, it deserves to trade closer to other high quality industrials at mid-teens multiples implying a value in the mid $60’s (+80%).

Back to the 2011 analogy: the good news is what happened after 2011. As the market realized things would be ok, the names we owned had a major reversal. Legg Mason Opportunity Trust was up 138% over the subsequent 2 years, well ahead of the market’s 54%. While we obviously don’t know the future, we see significant upside in Legg Mason

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Opportunity Trust	V

Investment commentary (cont’d)

Opportunity Trust. The upside to our assessment of intrinsic value is well into the triple digits, which is an extreme reading and usually portends good future returns.

Given the structural changes in the market, there’s been a trend towards higher volatility and the compression of returns into a shorter period as everyone does the same thing at the same time. This makes it even more difficult to “trend follow” as you are more likely to miss a good portion of the return.

We don’t know when the portfolio’s performance will turn. If history is any indication, it should be very soon. When it does, we think the price-value gap is likely to close quickly. We appreciate your confidence and support.

We thank you for your support. We will continue to work hard to earn attractive shareholder returns.

Sincerely,

Bill Miller, CFA

Portfolio Manager

LMM LLC

Samantha McLemore, CFA

Portfolio Manager

LMM LLC

July 19, 2016

All investments involve risk, including the possible loss of principal. Past performance is no guarantee of future results.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of June 30, 2016 were: Information Technology (21.0%), Financials (19.8%), Consumer Discretionary (19.1%), Purchased Options (15.2%) and Health Care (14.8%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio managers as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other

The Investment Commentary is not a part of the Semi-Annual Report.

VI	Legg Mason Opportunity Trust

conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii	A basis point is one-hundredth (1/100 or 0.01) of one percent.

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Opportunity Trust	VII

Semi-Annual Report	June 30, 2016

LEGG MASON

OPPORTUNITY TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Opportunity Trust for the six-month reporting period ended June 30, 2016.

Special shareholder notice

On August 11, 2016, Legg Mason, Inc. (“Legg Mason”) announced a definitive agreement to sell Legg Mason’s ownership stake in LMM LLC (“LMM”) to Bill Miller. Currently, 50% of LMM is owned by Legg Mason and 50% of LMM is owned, directly and indirectly, by Mr. Miller and an entity controlled by him. LMM serves as the investment manager to Legg Mason Opportunity Trust (the “Fund”), a series of Legg Mason Investment Trust. The transaction is targeted to close (the “Closing”) at the end of 2016, but is subject to certain conditions, and may be delayed or may not close under certain circumstances.

In connection with the transaction, the Fund’s Board of Trustees (the “Board”) and shareholders will be asked to approve the reorganization of the Fund into a new fund (not affiliated with Legg Mason) for which LMM will serve as investment adviser after the Closing, thereby maintaining the continuity of the Fund’s investment program. The portfolio management team of the Fund is expected to be the same after the Closing and the Fund’s reorganization.

Subject to Board approval, a special meeting of the Fund’s shareholders will be held to consider the Fund reorganization and such other matters as the Board may deem appropriate. Before the special meeting, shareholders of the Fund will receive a combined prospectus/proxy statement that discusses the Fund reorganization and other matters. The Closing will have the effect of terminating LMM’s investment management agreement for the Fund under the Investment Company Act of 1940.

Total returns for the Fund, excluding sales charges, for the six-month period ended June 30, 2016 are presented below, along with those of the Fund’s unmanaged benchmark, the S&P 500 Indexi, and Lipper peer group:

Performance Snapshot as of June 30, 2016 (unaudited)
(excluding sales charges)	6 months
Legg Mason Opportunity Trust:
Class A	-20.04%
Class C	-20.35%
Class FI	-20.03%
Class R	-20.15%
Class I	-19.89%
S&P 500 Index	3.84%
Lipper Multi-Cap Core Funds Category Average[1]	1.68%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 732 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Opportunity Trust 2016 Semi-Annual Report	1

Letter from the president (cont’d)

Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2016, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 1.22%, 1.98%, 1.25%, 1.55% and 0.97%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA
President and Chief Executive Officer

August 11, 2016

RISKS: Equity securities are subject to price and market fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Derivatives, such as options, forwards and

2	Legg Mason Opportunity Trust 2016 Semi-Annual Report

futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in fixed-income securities, including junk bonds, real estate investment trusts, convertible securities, investment companies and exchange-traded funds and large-cap stocks and utilizing leverage. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

Legg Mason Opportunity Trust 2016 Semi-Annual Report	3

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2016 and December 31, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

4	Legg Mason Opportunity Trust 2016 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2016 and held for the six months ended June 30, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	-20.04%	$1,000.00	$799.60	1.31%	$5.86	Class A	5.00%	$1,000.00	$1,018.35	1.31%	$6.57
Class C	-20.35	1,000.00	796.50	2.09	9.34	Class C	5.00	1,000.00	1,014.47	2.09	10.47
Class FI	-20.03	1,000.00	799.70	1.38	6.18	Class FI	5.00	1,000.00	1,018.00	1.38	6.92
Class R	-20.15	1,000.00	798.50	1.66	7.42	Class R	5.00	1,000.00	1,016.61	1.66	8.32
Class I	-19.89	1,000.00	801.10	1.05	4.70	Class I	5.00	1,000.00	1,019.64	1.05	5.27

Legg Mason Opportunity Trust 2016 Semi-Annual Report	5

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended June 30, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

6	Legg Mason Opportunity Trust 2016 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2016

Legg Mason Opportunity Trust

Security	Shares	Value
Common Stocks — 93.4%
Consumer Discretionary — 19.1%
Automobiles — 2.1%
Fiat Chrysler Automobiles NV	4,060,000	$24,847,200
Household Durables — 13.6%
Lennar Corp., Class A Shares	1,250,000	57,625,000	(a)
PulteGroup Inc.	2,950,000	57,495,500	(a)
Taylor Morrison Home Corp., Class A Shares	1,660,000	24,634,400	*
TRI Pointe Group Inc.	1,500,000	17,730,000	*
Total Household Durables		157,484,900
Internet & Catalog Retail — 1.5%
JD.com Inc., ADR	800,000	16,984,000	*
Specialty Retail — 1.9%
GameStop Corp., Class A Shares	850,000	22,593,000	(a)
Total Consumer Discretionary		221,909,100
Financials — 19.8%
Banks — 6.0%
Bank of America Corp.	2,880,000	38,217,600	(a)
Citigroup Inc.	750,000	31,792,500
Total Banks		70,010,100
Consumer Finance — 4.1%
OneMain Holdings Inc.	2,100,000	47,922,000	*
Insurance — 2.6%
Genworth Financial Inc., Class A Shares	11,700,000	30,186,000	*(a)
Thrifts & Mortgage Finance — 7.1%
MGIC Investment Corp.	6,030,000	35,878,500	*(a)
Nationstar Mortgage Holdings Inc.	1,800,000	20,268,000	*
PennyMac Financial Services Inc., Class A Shares	1,080,000	13,489,200	*
Radian Group Inc.	1,170,000	12,191,400
Total Thrifts & Mortgage Finance		81,827,100
Total Financials		229,945,200
Health Care — 14.8%
Biotechnology — 9.2%
Gilead Sciences Inc.	360,000	30,031,200	(a)
Intrexon Corp.	2,290,000	56,356,900	*(a)
ZIOPHARM Oncology Inc.	3,690,000	20,258,100	*
Total Biotechnology		106,646,200
Health Care Providers & Services — 1.3%
CIGNA Corp.	115,000	14,718,850	(a)

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Legg Mason Opportunity Trust

Security	Shares	Value
Pharmaceuticals — 4.3%
Endo International PLC	1,300,000	$20,267,000	*
Valeant Pharmaceuticals International Inc.	1,500,000	30,210,000	*
Total Pharmaceuticals		50,477,000
Total Health Care		171,842,050
Industrials — 11.9%
Airlines — 11.9%
American Airlines Group Inc.	1,500,000	42,465,000	(a)
Delta Air Lines Inc.	1,500,000	54,645,000	(a)
United Continental Holdings Inc.	1,000,000	41,040,000	*(a)
Total Industrials		138,150,000
Information Technology — 21.0%
Internet Software & Services — 15.8%
Alibaba Group Holding Ltd., ADR	100,000	7,953,000	*
Endurance International Group Holdings Inc.	4,070,000	36,589,300	*
Pandora Media Inc.	4,140,000	51,543,000	*(b)
Quotient Technology Inc.	4,790,000	64,233,900	*(c)
Twitter Inc.	1,350,000	22,828,500	*
Total Internet Software & Services		183,147,700
Semiconductors & Semiconductor Equipment — 4.1%
NXP Semiconductors NV	600,000	47,004,000	*(a)
Technology Hardware, Storage & Peripherals — 1.1%
Seagate Technology PLC	540,000	13,154,400
Total Information Technology		243,306,100
Investment Funds — 2.7%
Pangaea One, LP	46,329,684	31,565,896	(c)(d)(e)(f)
Materials — 4.1%
Chemicals — 4.1%
Platform Specialty Products Corp.	5,400,000	47,952,000	*(a)
Total Common Stocks (Cost — $1,150,016,435)		1,084,670,346
Convertible Preferred Stocks — 0.0%
Consumer Discretionary — 0.0%
Media — 0.0%
Mode Media Corp., Series M1	1,590,393	2	*(d)(e)(f)
Mode Media Corp., Series M1 (Escrow)	113,600	0	*(d)(e)(f)(g)
Mode Media Corp., Series M2 (Escrow)	113,599	0	*(d)(e)(f)(g)
Total Convertible Preferred Stocks (Cost — $17,576,421)		2

See Notes to Financial Statements.

8	Legg Mason Opportunity Trust 2016 Semi-Annual Report

Legg Mason Opportunity Trust

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 0.0%
Consumer Discretionary — 0.0%
Media — 0.0%
Mode Media Corp.	9.000%	12/3/13	$3,486,219	$348,622	*(d)(e)(f)(h)
Mode Media Corp. (Escrow)	—	—	63,677	0	*(d)(e)(f)(g)
Mode Media Corp. (Escrow)	—	—	63,676	0	*(d)(e)(f)(g)
Total Corporate Bonds & Notes (Cost — $7,423,579)				348,622

		Expiration Date	Contracts
Purchased Options — 15.2%
Amazon.com Inc., Call @ $300.00		1/20/17	3,100	128,650,000
Apple Inc., Call @ $95.00		1/19/18	32,000	37,728,000
Twitter Inc., Call @ $18.00		1/19/18	27,000	10,287,000
Total Purchased Options (Cost — $84,975,650)				176,665,000

			Warrants
Warrants — 3.1%
JPMorgan Chase & Co. (Cost — $18,964,460)		10/28/18	1,740,000	35,235,000	*
Total Investments — 111.7% (Cost — $1,278,956,545#)				1,296,918,970
Liabilities in Excess of Other Assets — (11.7)%				(135,955,309)
Total Net Assets — 100.0%				$1,160,963,661

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 6).

(b)	All or a portion of this security is pledged to cover future purchase commitments.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2016, the total market value of investments in Affiliated Companies was $95,799,796 and the cost was $101,881,365 (See Note 8).

(d)	Illiquid security.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)	Restricted security (See Note 9).

(g)	Value is less than $1.

(h)	The maturity principal is currently in default as of June 30, 2016.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2016 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

June 30, 2016

Assets:
Investments in unaffiliated securities, at value (Cost — $1,177,075,180)	$1,201,119,174
Investments in affiliated securities, at value (Cost — $101,881,365)	95,799,796
Cash	8,556,328
Receivable for Fund shares sold	2,472,123
Dividends receivable	265,500
Prepaid expenses	80,427
Total Assets	1,308,293,348

Liabilities:
Loan payable (Note 6)	143,000,000
Payable for Fund shares repurchased	2,159,513
Investment management fee payable	782,824
Service and/or distribution fees payable	568,027
Interest payable	141,407
Trustees’ fees payable	32,629
Accrued expenses	645,287
Total Liabilities	147,329,687
Total Net Assets	$1,160,963,661

Net Assets:
Par value (Note 7)	$765
Paid-in capital in excess of par value	2,690,104,641
Accumulated net investment loss	(6,840,631)
Accumulated net realized loss on investments	(1,540,263,539)
Net unrealized appreciation on investments	17,962,425
Total Net Assets	$1,160,963,661

See Notes to Financial Statements.

10	Legg Mason Opportunity Trust 2016 Semi-Annual Report

Net Assets:
Class A	$202,165,582
Class C	$594,513,064
Class FI	$24,372,244
Class R	$6,304,024
Class I	$333,608,747

Shares Outstanding:
Class A	13,300,861
Class C	40,944,646
Class FI	1,553,472
Class R	411,024
Class I	20,302,587

Net Asset Value:
Class A (and redemption price)	$15.20
Class C*	$14.52
Class FI (and redemption price)	$15.69
Class R (and redemption price)	$15.34
Class I (and redemption price)	$16.43
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$16.13

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2016 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended June 30, 2016

Investment Income:
Dividends from unaffiliated investments	$4,691,120
Dividends from affiliated investments	258,323
Interest from affiliated investments	11,827
Less: Foreign taxes withheld	(10,107)
Total Investment Income	4,951,163

Expenses:
Investment management fee (Note 2)	5,577,784
Service and/or distribution fees (Notes 2 and 5)	3,705,515
Transfer agent fees (Note 5)	958,820
Interest expense (Note 6)	851,556
Legal fees	92,221
Trustees’ fees	85,240
Fund accounting fees	67,256
Registration fees	66,650
Audit and tax fees	31,080
Shareholder reports	27,067
Insurance	16,029
Custody fees	2,475
Miscellaneous expenses	8,548
Total Expenses	11,490,241
Net Investment Loss	(6,539,078)

Realized and Unrealized Gain (Loss) on Investments (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	159,761,959
Investment transactions in affiliated securities	(1,680,391)
Net Realized Gain	158,081,568
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	(567,063,349)
Affiliated investments	14,940,657
Change in Net Unrealized Appreciation (Depreciation)	(552,122,692)
Net Loss on Investments	(394,041,124)
Decrease in Net Assets From Operations	$(400,580,202)

See Notes to Financial Statements.

12	Legg Mason Opportunity Trust 2016 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015	2016	2015

Operations:
Net investment loss	$(6,539,078)	$(14,933,527)
Net realized gain	158,081,568	165,255,422
Change in net unrealized appreciation (depreciation)	(552,122,692)	(152,815,885)
Decrease in Net Assets From Operations	(400,580,202)	(2,493,990)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	183,273,539	538,340,267
Cost of shares repurchased	(722,114,891)	(451,953,171)
Cost of shares redeemed in-kind (Note 11)	(146,819,618)	—
Increase (Decrease) in Net Assets From Fund Share Transactions	(685,660,970)	86,387,096
Increase (Decrease) in Net Assets	(1,086,241,172)	83,893,106

Net Assets:
Beginning of period	2,247,204,833	2,163,311,727
End of period*	$1,160,963,661	$2,247,204,833
*Includes accumulated net investment loss of:	$(6,840,631)	$(301,553)

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2016 Semi-Annual Report	13

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2016[2]	2015	2014	2013	2012	2011[3]

Net asset value, beginning of period	$19.01	$18.92	$17.06	$10.27	$7.30	$11.18

Income (loss) from operations:
Net investment income (loss)	(0.05)	(0.10)	0.03	0.07	0.10	0.06
Net realized and unrealized gain (loss)	(3.76)	0.19	1.83	6.89	2.87	(3.89)
Total income (loss) from operations	(3.81)	0.09	1.86	6.96	2.97	(3.83)

Less distributions from:
Net investment income	—	—	—	(0.17)	—	(0.05)
Total distributions	—	—	—	(0.17)	—	(0.05)

Net asset value, end of period	$15.20	$19.01	$18.92	$17.06	$10.27	$7.30
Total return[4]	(20.04)%	0.48%[5]	10.97%	68.03%	40.68%	(34.40)%

Net assets, end of period (000s)	$202,166	$249,577	$170,661	$130,470	$47,770	$39,312

Ratios to average net assets:
Gross expenses[6]	1.31%[7]	1.19%	1.19%	1.21%	1.31%	1.34%
Net expenses[6]	1.31 [7]	1.19	1.19	1.21	1.31	1.34
Net investment income (loss)	(0.60) [7]	(0.47)	0.18	0.48	1.13	0.61

Portfolio turnover rate	15%[8]	16%	32%	17%	35%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.42% for the year ended December 31, 2015.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

14	Legg Mason Opportunity Trust 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2016[2]	2015	2014	2013	2012	2011[3]

Net asset value, beginning of period	$18.23	$18.27	$16.61	$10.01	$7.17	$11.02

Income (loss) from operations:
Net investment income (loss)	(0.11)	(0.23)	(0.11)	(0.04)	0.03	(0.01)
Net realized and unrealized gain (loss)	(3.60)	0.19	1.77	6.71	2.81	(3.84)
Total income (loss) from operations	(3.71)	(0.04)	1.66	6.67	2.84	(3.85)

Less distributions from:
Net investment income	—	—	—	(0.07)	—	—
Total distributions	—	—	—	(0.07)	—	—

Net asset value, end of period	$14.52	$18.23	$18.27	$16.61	$10.01	$7.17
Total return[4]	(20.35)%	(0.22)%[5]	9.99%	66.82%	39.61%	(34.94)%

Net assets, end of period (000s)	$594,513	$864,654	$904,354	$893,441	$623,338	$596,963

Ratios to average net assets:
Gross expenses[6]	2.09%[7]	1.95%	1.98%	2.02%	2.08%	2.12%
Net expenses[6]	2.09 [7]	1.95	1.98	2.02	2.08	2.12
Net investment income (loss)	(1.39) [7]	(1.21)	(0.61)	(0.33)	0.34	(0.15)

Portfolio turnover rate	15%[8]	16%	32%	17%	35%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.27)% for the year ended December 31, 2015.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2016 Semi-Annual Report	15

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2016[2]	2015	2014	2013	2012	2011[3]

Net asset value, beginning of period	$19.62	$19.54	$17.63	$10.62	$7.55	$11.56

Income (loss) from operations:
Net investment income (loss)	(0.06)	(0.10)	0.02	0.06	0.11	0.06
Net realized and unrealized gain (loss)	(3.87)	0.18	1.89	7.13	2.96	(4.03)
Total income (loss) from operations	(3.93)	0.08	1.91	7.19	3.07	(3.97)

Less distributions from:
Net investment income	—	—	—	(0.18)	—	(0.04)
Total distributions	—	—	—	(0.18)	—	(0.04)

Net asset value, end of period	$15.69	$19.62	$19.54	$17.63	$10.62	$7.55
Total return[4]	(20.03)%	0.41%[5]	10.90%	67.97%	40.66%	(34.47)%

Net assets, end of period (000s)	$24,372	$43,464	$74,096	$105,824	$40,860	$10,953

Ratios to average net assets:
Gross expenses[6]	1.38%[7]	1.22%	1.25%	1.27%	1.40%	1.39%
Net expenses[6]	1.38 [7]	1.22	1.25	1.27	1.40	1.39
Net investment income (loss)	(0.68) [7]	(0.47)	0.13	0.45	1.19	0.55

Portfolio turnover rate	15%[8]	16%	32%	17%	35%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.36% for the year ended December 31, 2015.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

16	Legg Mason Opportunity Trust 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2016[2]	2015	2014	2013	2012	2011[3]

Net asset value, beginning of period	$19.21	$19.18	$17.37	$10.48	$7.48	$11.47

Income (loss) from operations:
Net investment income (loss)	(0.08)	(0.16)	(0.05)	0.00 [4]	0.06	0.02
Net realized and unrealized gain (loss)	(3.79)	0.19	1.86	7.01	2.94	(4.00)
Total income (loss) from operations	(3.87)	0.03	1.81	7.01	3.00	(3.98)

Less distributions from:
Net investment income	—	—	—	(0.12)	—	(0.01)
Total distributions	—	—	—	(0.12)	—	(0.01)

Net asset value, end of period	$15.34	$19.21	$19.18	$17.37	$10.48	$7.48
Total return[5]	(20.15)%	0.16%[6]	10.42%	67.18%	40.11%	(34.71)%

Net assets, end of period (000s)	$6,304	$7,864	$6,361	$6,041	$3,280	$3,948

Ratios to average net assets:
Gross expenses[7]	1.66%[8]	1.52%	1.64%	1.69%	1.75%	1.74%
Net expenses[7]	1.66 [8]	1.52	1.64	1.69	1.75	1.74
Net investment income (loss)	(0.95) [8]	(0.80)	(0.27)	0.02	0.68	0.16

Portfolio turnover rate	15%[9]	16%	32%	17%	35%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.10% for the year ended December 31, 2015.

[7]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2016 Semi-Annual Report	17

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2016[2]	2015	2014	2013	2012	2011[3]

Net asset value, beginning of period	$20.51	$20.36	$18.31	$11.01	$7.80	$11.94

Income (loss) from operations:
Net investment income (loss)	(0.04)	(0.05)	0.08	0.11	0.14	0.10
Net realized and unrealized gain (loss)	(4.04)	0.20	1.98	7.38	3.07	(4.15)
Total income (loss) from operations	(4.08)	0.15	2.06	7.49	3.21	(4.05)

Less distributions from:
Net investment income	—	—	(0.01)	(0.19)	—	(0.09)
Total distributions	—	—	(0.01)	(0.19)	—	(0.09)

Net asset value, end of period	$16.43	$20.51	$20.36	$18.31	$11.01	$7.80
Total return[4]	(19.89)%	0.74%[5]	11.23%	68.45%	41.15%	(34.15)%

Net assets, end of period (000s)	$333,609	$1,081,646	$1,007,840	$737,849	$282,860	$219,857

Ratios to average net assets:
Gross expenses[6]	1.05%[7]	0.94%	0.94%	0.93%	1.01%	0.99%
Net expenses[6]	1.05 [7]	0.94	0.94	0.93	1.01	0.99
Net investment income (loss)	(0.40) [7]	(0.21)	0.43	0.75	1.44	0.98

Portfolio turnover rate	15%[8]	16%	32%	17%	35%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.69% for the year ended December 31, 2015.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

18	Legg Mason Opportunity Trust 2016 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Opportunity Trust (the “Fund”) is a separate diversified investment series of Legg Mason Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

Legg Mason Opportunity Trust 2016 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

20	Legg Mason Opportunity Trust 2016 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Investment funds	—	—	$31,565,896	$31,565,896
Other common stocks	$1,053,104,450	—	—	1,053,104,450
Convertible preferred stocks	—	—	2	2
Corporate bonds & notes	—	—	348,622	348,622
Purchased options	48,015,000	$128,650,000	—	176,665,000
Warrants	35,235,000	—	—	35,235,000
Total investments	$1,136,354,450	$128,650,000	$31,914,520	$1,296,918,970

†	See Schedule of Investments for additional detailed categorizations.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At June 30, 2016, securities valued at $128,650,000 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks
Investments in Securities	Information Technology	Investment Funds	Convertible Preferred Stocks	Corporate Bonds & Notes	Total
Balance as of December 31, 2015	$49,027	$37,005,256	$26,083	$1,373,570	$38,453,936
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)[1]	(26,611,423)	(1,300,204)	—	—	(27,911,627)
Change in unrealized appreciation (depreciation)[2]	26,662,396	2,946,719	(26,081)	(1,024,948)	28,558,086
Purchases	—		—	—
Sales	(100,000)	(7,085,875)	—	—	(7,185,875)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance as of June 30, 2016	—	$31,565,896	$2	$348,622	$31,914,520
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2016[1]	—	$2,946,719	$(26,081)	$(1,024,948)	$1,895,690

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Legg Mason Opportunity Trust 2016 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 6/30/16 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/Weighted Average	Impact to Valuation from an Increase in Input*
Limited Partnership Interests (classified as Common Stock)	$31,566	NAV of Limited Partnership Interest	Liquidity discount	10%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

22	Legg Mason Opportunity Trust 2016 Semi-Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the six months ended June 30, 2016, the Fund did not receive any commission rebates.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as

Legg Mason Opportunity Trust 2016 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has a management agreement with LMM LLC (“LMM”). Pursuant to the agreement, LMM provides the Fund with investment advisory and management services, including the management of cash and short-term instruments, and provides certain oversight services to the Fund. For LMM’s services, the Fund pays a fee, calculated daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the Fund up to $100 million and 0.75% of the average daily net assets of the Fund in excess of $100 million.

LMM has delegated certain administrative responsibilities to Legg Mason Partners Fund Advisor, LLC (“LMPFA”). LMPFA serves as administrator to the Fund under an administrative services agreement with LMM. For LMPFA’s services to the Fund, LMM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMPFA has agreed to waive indefinitely all fees payable to it under the agreement. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). LMM is an affiliate of Legg Mason.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

24	Legg Mason Opportunity Trust 2016 Semi-Annual Report

For the six months ended June 30, 2016, LMIS and its affiliates retained sales charges of $19,141 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$866	$20,213

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee may have selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees would be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$214,344,012
Sales	620,513,367	*

*	Excludes the value of securities delivered as a result of a redemption in-kind totaling $146,819,618 (See Note 11).

At June 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$355,608,346
Gross unrealized depreciation	(337,645,921)
Net unrealized appreciation	$17,962,425

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2016.

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$176,665,000

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2016. The

Legg Mason Opportunity Trust 2016 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(13,164,864)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(45,703,051)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from unaffiliated investments in the Statement of Operations.

During the six months ended June 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$197,950,633

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at June 30, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$176,665,000	—	$176,665,000

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

26	Legg Mason Opportunity Trust 2016 Semi-Annual Report

For the six months ended June 30, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$278,460	$133,177
Class C	3,370,911	475,573
Class FI	38,836	29,580
Class R	17,308	7,381
Class I	—	313,109
Total	$3,705,515	$958,820

6. Line of credit

The Fund may borrow for investment purposes, also known as “leveraging” from a $150,000,000 line of credit (“Leveraging Credit Agreement”) with the Bank of Nova Scotia. This Leveraging Credit Agreement renews daily for a 180-day term unless notice to the contrary is given to the Fund. Leverage is the ability to earn a return on a capital base that is larger than the Fund’s net assets. Use of leverage can magnify the effects of changes in the value of the Fund’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. The Fund pays a monthly commitment fee at an annual rate of 0.10% on the unutilized portion of the Leveraging Credit Agreement. However, the commitment fee will be waived when 50% of the line of credit is drawn. The interest on the borrowings under this Leveraging Credit Agreement is calculated at variable rates based on the prevailing LIBOR rate plus the LIBOR rate margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the Bank of Nova Scotia. The Fund’s Leveraging Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Leveraging Credit Agreement may be subject to early termination under certain events and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the Leveraging Credit Agreement for the six months ended June 30, 2016 was $851,556. The Fund incurred no commitment fee for the six months ended June 30, 2016. At June 30, 2016, the Fund had $143,000,000 of borrowings outstanding per the Leverage Credit Agreement. For the six months ended June 30, 2016, the average daily borrowings were $141,846,154 and the weighted average interest rate was 1.21%.

7. Shares of beneficial interest

At June 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Opportunity Trust 2016 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,415,176	$88,031,660	7,431,991	$150,346,427
Shares repurchased	(5,246,456)	(84,168,849)	(3,321,890)	(66,062,487)
Net increase	168,720	$3,862,811	4,110,101	$84,283,940

Class C
Shares sold	820,097	$12,586,574	3,484,602	$67,355,603
Shares repurchased	(7,317,980)	(113,971,494)	(5,535,774)	(106,491,996)
Net decrease	(6,497,883)	$(101,384,920)	(2,051,172)	$(39,136,393)

Class FI
Shares sold	81,084	$1,345,761	1,023,316	$21,158,669
Shares repurchased	(742,492)	(12,206,777)	(2,601,373)	(54,680,689)
Net decrease	(661,408)	$(10,861,016)	(1,578,057)	$(33,522,020)

Class R
Shares sold	78,803	$1,246,366	181,335	$3,657,856
Shares repurchased	(77,174)	(1,219,716)	(103,533)	(2,068,462)
Net increase	1,629	$26,650	77,802	$1,589,394

Class I
Shares sold	4,597,863	$80,063,178	13,669,248	$295,821,712
Shares repurchased	(28,842,012)	(510,548,055)	(10,436,100)	(222,649,537)
Shares redeemed in-kind	(8,197,634)	(146,819,618)	—	—
Net increase (decrease)	(32,441,783)	$(577,304,495)	3,233,148	$73,172,175

8. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2016:

	Affiliate Mkt Value at 12/31/15	Purchased		Sold		Amortization Div/Interest Income	Affiliate Mkt Value at 6/30/16	Realized Gain (Loss) on Sales/ Distributions
		Cost	Shares/Par	Cost	Shares/Par
Pangaea One, LP	$37,005,256	—	—	$8,386,079	8,386,079	$270,150	$31,565,896	$(1,146,084)
PennyMac Financial Services Inc.*	19,968,000	—	—	3,614,083	220,000	—	—	(841,786)
Quotient Technology Inc.**	—	$15,596,761	1,758,800	3,392,304	468,800	—	64,233,900	307,479
	$56,973,256	$15,596,761		$15,392,466		$270,150	$95,799,796	$(1,680,391)

*	This security is no longer an affiliated company as of June 30, 2016.

**	This security was not an affiliated company as of December 31, 2015.

28	Legg Mason Opportunity Trust 2016 Semi-Annual Report

9. Restricted securities

The following Fund investments are restricted as to resale and, in absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Number of Units/Shares/ Interest/Par	Acquisition Date(s)		Cost	Fair Value at 6/30/16	Value per Unit/Share	Percent of Net Assets	Open Commitments
Mode Media Corp., Series M1 Preferred	1,590,393	12/11		$15,379,368	$2	$0.00	0.00%	—
Mode Media Corp., Series M1 Preferred (Escrow)	113,600	12/11		1,098,527	0	0.00	0.00%	—
Mode Media Corp., Series M2 Preferred (Escrow)	113,599	12/11		1,098,527	0	0.00	0.00%	—
Mode Media Corp., Note 9%	3,486,219	12/11		6,495,632	348,622	10.00%	0.03%	—
Mode Media Corp., Note (Escrow)	63,677	12/11		463,974	0	0.00	0.00%	—
Mode Media Corp., Note (Escrow)	63,676	12/11		463,973	0	0.00	0.00%	—
Pangaea One, LP	46,329,684	—	A	46,329,684	31,565,896	0.68	2.72%	$2,188,093	B
				$71,329,685	$31,914,520		2.75%	$2,188,093

A	Acquisition dates were 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 3/14, 8/14 and 10/14.

B	In the normal course of operations, the Fund makes commitments to invest in businesses. At June 30, 2016, the Fund had open commitments of $2,188,093.

10. Capital loss carryforward

As of December 31, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$(887,380,835)
12/31/2017	(821,783,440)
$(1,709,164,275)

These amounts will be available to offset any future taxable capital gains and will be utilized based on the order of their expiration dates, except that under applicable tax rules, deferred capital losses, if any, which have no expiration date, must be used first to offset any such gains.

11. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the six months ended June 30, 2016, the Fund had redemptions in-kind with total proceeds in the amount of $146,819,618. The net realized gains on these redemptions in-kind amounted to $62,872,919, which will not be realized for tax purposes.

Legg Mason Opportunity Trust 2016 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

12. Subsequent event

On August 11, 2016, Legg Mason announced a definitive agreement to sell Legg Mason’s ownership stake in LMM to Bill Miller. Currently, 50% of LMM is owned by Legg Mason and 50% of LMM is owned, directly and indirectly, by Mr. Miller and an entity controlled by him. LMM serves as the investment manager to the Fund. The transaction is targeted to close (the “Closing”) at the end of 2016, but is subject to certain conditions, and may be delayed or may not close under certain circumstances.

In connection with the transaction, the Fund’s Board of Trustees (the “Board”) and shareholders will be asked to approve the reorganization of the Fund into a new fund (not affiliated with Legg Mason) for which LMM will serve as investment adviser after the Closing, thereby maintaining the continuity of the Fund’s investment program. The portfolio management team of the Fund is expected to be the same after the Closing and the Fund’s reorganization.

Subject to Board approval, a special meeting of the Fund’s shareholders will be held to consider the Fund reorganization and such other matters as the Board may deem appropriate. Before the special meeting, shareholders of the Fund will receive a combined prospectus/proxy statement that discusses the Fund reorganization and other matters. The Closing will have the effect of terminating LMM’s investment management agreement for the Fund under the Investment Company Act of 1940.

30	Legg Mason Opportunity Trust 2016 Semi-Annual Report

Legg Mason

Opportunity Trust

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment adviser and manager

LMM LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Opportunity Trust

The Fund is a separate investment series of Legg Mason Investment Trust, a Maryland statutory trust.

Legg Mason Opportunity Trust

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Opportunity Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012840 8/16 SR16-2849

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane trust
Chief Executive Officer

Date:	August 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 22, 2016